UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

December 13, 2007
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 13, 2007, Novell, Inc. (“Novell”) issued a press release to report Novell's financial results for the fourth fiscal quarter and full fiscal year ended October 31, 2007. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

We disclosed non-GAAP adjusted financial measures in the press release for the fiscal quarters and fiscal years ended October 31, 2007 and October 31, 2006. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted diluted income available to common stockholders from continuing operations, and adjusted diluted income per common share from continuing operations based on an adjusted number of diluted weighted average shares. We provide non-GAAP financial measures to (i) enhance an overall understanding of our current financial performance and prospects for the future and (ii) enable investors to evaluate our performance in the same way that management does. Management uses these non-GAAP adjusted financial measures to evaluate performance, allocate resources, and determine commissions and bonuses.

The non-GAAP adjusted financial measures do not replace the presentation of Novell's GAAP financial results, but they eliminate expenses and gains that are unusual, that are excluded from analysts' consensus estimates, and/or that arise outside of the ordinary course of business.

During the fiscal quarters and fiscal years ended October 31, 2007 and October 31, 2006, the following items were excluded from our GAAP income (loss) from operations to arrive at our non-GAAP adjusted income from operations and adjusted operating margin:

  Stock-based compensation expense - We excluded stock-based compensation expense in the fiscal quarters and fiscal years ended October 31, 2007 and October 31, 2006 to be more in line with the way the financial community evaluates our performance and the methods used by analysts to calculate consensus estimates. Also, FASB Statement No. 123R, “Share Based Payment,” was not applied prior to fiscal year 2006, and therefore, its inclusion in the GAAP financial results distorts long-term trends.
  Restructuring expenses - The restructuring expenses we incurred in the fourth fiscal quarters and fiscal years ended October 31, 2007 and October 31, 2006 related to a two-year strategy to develop a comprehensive transformation of Novell's business and to achieve competitive operating margins. This strategy has been centered on three main initiatives: (1) improving sales model and sales staff specialization; (2) integrating product development approach and balancing between on and offshore development locations; and (3) improving administrative and support functions. These expenses are not expected to recur once this restructuring is completed, currently targeted for the end of fiscal 2008.
  Purchased in-process research and development - In the fiscal year ended October 31, 2006, we completed an acquisition. As part of the acquisition, we acquired some in-process research and development that was expensed in the period of acquisition. Acquisitions that involve the write-off of in-process research and development occur infrequently. Accordingly, these costs were not considered part of our on-going, ordinary business activities.
  Net gain on sale of property, plant and equipment - This gain resulted from the sale of material corporate assets in the fiscal year ended October 31, 2006. We are not in the business of selling material corporate assets, and, in fact, sell corporate assets infrequently; therefore, these were not considered part of our on-going, ordinary business.
  Litigation-related expense (income) - In the fiscal years ended October 31, 2007 and October 31, 2006 we recorded litigation-related expense and income for various settlements and judgments. Litigation settlements and judgments are excluded when they relate to claims that do not arise in the ordinary course of our business.
  (Gain) loss on sale of Japan consulting group - The gain in the fourth fiscal quarter ended October 31, 2007 resulted from a contingent earn-out payment from the purchaser of our consulting group in Japan. The loss resulted from the planned disposition of our consulting group in Japan in the fiscal year ended October 31, 2006. Dispositions of business units occur infrequently; therefore, these gains (losses) were not considered part of our on-going, ordinary business.
  Executive termination benefits - In the fiscal year ended October 31, 2006, the former Chief Executive Officer and Chief Financial Officer were replaced by the Board of Directors and received benefits pursuant to their severance agreements, which had been filed as an exhibit to Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission. The departure of directors or principal officers occurs infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Impairment of intangible assets - In the fiscal year ended October 31, 2007 and the fourth fiscal quarter and fiscal year ended October 31, 2006, a review of existing intangible assets resulted in certain impairments. Impairments of intangible assets occur infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Stock-based compensation review expenses - In the fourth fiscal quarters and fiscal years ended October 31, 2007 and October 31, 2006, we incurred expenses related to our self-initiated, voluntary review of historical stock-based compensation practices and related potential accounting impact. This type of review occurs infrequently; therefore, the costs related to the review were not considered part of our on-going, ordinary business.

We excluded the items described above and the following items from our GAAP income (loss) available to common stockholders from continuing operations to arrive at our non-GAAP adjusted diluted income available to common stockholders from continuing operations and non-GAAP adjusted diluted income per common share from continuing operations:

  Gain on sale of venture capital funds - In prior years, we had a portfolio of investments in various venture capital funds. As part of our cash management strategy, we decided to eliminate this type of investment vehicle, eliminating all but one of these investments in the fourth quarter of fiscal 2006. In the fiscal year ended October 31, 2007, we sold the remaining investment. The sale of this portfolio of venture capital funds was a one-time occurrence since the former investment program is no longer in place; therefore, the gain on the sale of the venture capital funds was not considered part of our ongoing, ordinary business.
  Gain on long-term investments, net - In the fourth fiscal quarter and fiscal year ended October 31, 2007 we recorded gains from the sale of long-term investments. In the fourth fiscal quarter and fiscal year ended October 31, 2006 we recorded losses from impairments of long-term investments and gains from the sale of long-term investments. Losses from impairments of long-term investments are not considered to be part of our on-going business. Likewise, gains from the sale of long-term investments made when we had the investment program in place are not considered to be part of our on-going business.
  Income tax adjustments - We adjusted our income taxes because we made adjustments, related to the excluded items indicated above, to our GAAP income (loss) available to common stockholders from continuing operations.
  Adjustments to the number of diluted weighted average shares to calculate adjusted diluted income per common share from continuing operations - We adjusted our number of diluted weighted average shares to calculate adjusted diluted income per common share from continuing operations because we made adjustments, related to the excluded items indicated above, to our GAAP income (loss) available to common stockholders from continuing operations.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated December 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: December 13, 2007	By /s/ Dana C. Russell (Signature) Senior Vice President, Chief Financial Officer (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated December 13, 2007